UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

CORVEL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 12, 2019, CorVel Corporation (the “Company”) issued a press release to announce that on February 7, 2019, the Company’s board of directors authorized an increase in the number of shares authorized to be repurchased under its stock repurchase program by 1 million shares from 36 million shares to 37 million shares over the life of such program, and that the Company entered into a pre-arranged stock trading plan to repurchase shares of its common stock commencing February 19, 2019 through June 21, 2019. A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in this Item 7.01 and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On February 7, 2019, the Company’s board of directors authorized an increase in the number of shares authorized to be repurchased under its stock repurchase program by 1 million shares from 36 million shares to 37 million shares over the life of such program.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s stock repurchase program. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, the amount and timing of any stock repurchases under the Company’s stock repurchase program, if any, and the Company’s ability to repurchase shares of its common stock and how those repurchased shares may be used; the possibility of legislation being adopted in future that could adversely impact companies with stock repurchase programs; the Company’s ability to generate cash; and the Company’s results of operations, including product investment strategies, business intelligence and analytics within claims management services and additional automation within the Company’s bill review software; and the other factors described in this press release and the Company’s filings with the Securities and Exchange Commission, including but not limited to “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 and the Company’s Quarterly Report on Form 10-Q for the quarters ended June 30, 2018, September 30, 2018 and December 31, 2018. The forward-looking statements in this press release speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 12, 2019, announcing the Company’s increased stock repurchase program (furnished herewith but not filed pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORVEL CORPORATION, a Delaware corporation (Registrant)

Date: February 12, 2019	By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer